PROSPECTUS   APRIL 6, 2001
                                            AS SUPPLEMENTED ON NOVEMBER 20, 2001



[INVESTOR CLASS (written vertically)]



                                                                         Strong
                                                                  Endeavor Fund




                       [PICTURE OF MAN HOLDING TELEPHONE]













                                            STRONG[STRONG LOGO]



THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.







TABLE OF CONTENTS

YOUR INVESTMENT

KEY INFORMATION


WHAT ARE THE FUND'S GOALS?                                                                                        1

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?                                                              1

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?                                                                 2

WHAT ARE THE FUND'S FEES AND EXPENSES?                                                                            4

WHO ARE THE FUND'S INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?                                                     5

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW                                                                       6

YOUR ACCOUNT

DISTRIBUTION FEES                                                                                                 7

SHARE PRICE                                                                                                       7

BUYING SHARES                                                                                                     8

SELLING SHARES                                                                                                   11

ADDITIONAL POLICIES                                                                                              13

DISTRIBUTIONS                                                                                                    15

TAXES                                                                                                            16

SERVICES FOR INVESTORS                                                                                           17

RESERVED RIGHTS                                                                                                  20

FOR MORE INFORMATION                                                                                     BACK COVER

IN THIS PROSPECTUS, "WE" OR "US" REFERS TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR, ADMINISTRATOR, AND TRANSFER AGENT FOR THE STRONG FUNDS.

                                                                YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUND'S GOALS?

The STRONG ENDEAVOR FUND seeks capital growth.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The ENDEAVOR FUND focuses, under normal conditions, on stocks (including common stocks and securities convertible into common stocks) of companies that its managers believe have above-average earnings growth prospects. The fund invests primarily in large-capitalization companies, but also invests in small- and medium-capitalization companies. The fund's managers select companies that have attractive growth prospects (for example, the potential for accelerated earnings growth because of management changes, new products, or changes in the economy), accelerating sales and earnings, and positive fundamentals (for example, showing a growth trend or that are well positioned in a growth industry).

To a limited extent, the fund writes put and call options. This means that the fund sells an option to another party to either sell a stock to (put) or buy a stock from (call) the fund at a predetermined price in the future. The managers' decision to engage in this hedging strategy will reflect the managers' judgment that writing an option on a stock will provide value to the fund and its shareholders. To a limited extent, the fund may also invest in foreign securities. The managers may sell a stock when the company's growth prospects become less attractive or to take advantage of a better investment opportunity.

The fund's active trading approach may increase the fund's costs, which may reduce the fund's performance. The fund's active trading approach may also increase the amount of capital gains tax that you pay on the fund's returns.

The managers may invest without limitation in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the fund's manager determines that a temporary defensive position is advisable. Taking a temporary defensive position could reduce the benefit to the fund if the market goes up. In this case, the fund may not achieve its investment goal.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

STOCK RISKS: The major risks of the fund are those of investing in the stock market. That means the fund may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of the fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.

FOREIGN SECURITIES RISKS: The fund may invest up to 25% of its assets in foreign securities. Foreign investments involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.

GROWTH-STYLE INVESTING RISK: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the fund focuses on growth-style stocks, its performance may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style.

MANAGEMENT RISK: The fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the managers will produce the desired results.

NOT INSURED RISK: An investment in a fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

SMALL AND MEDIUM COMPANIES RISKS: The fund invests a substantial portion of its assets in the stocks of small- and medium-capitalization companies. Small- and medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the fund's portfolio. Generally, the smaller the company size, the greater these risks.

WRITING OPTIONS RISK: The fund writes put and call options. In doing so, the fund receives fees for writing the options but is exposed to losses due to adverse changes in the value of the underlying asset against which the option was written. Although writing options can serve as a limited or partial hedge against adverse market movements, whether or not a hedging strategy is successful depends on a variety of factors, particularly the ability of the fund's managers to predict movements of the price of the hedged stock. Transactions involving written options may also include elements of leverage and could magnify a fund's losses. In addition, using options in this manner may reduce the fund's opportunity for investment gain. To the extent required, the fund will cover the financial exposure created by writing put and call options. To accomplish this, the fund will either use offsetting options or futures or designate liquid assets on its books and records.

The fund is appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The fund is not appropriate for investors concerned primarily with principal stability.

The bar chart and performance table are not presented because the fund is new and did not begin operations until April 6, 2001.

WHAT ARE THE FUND'S FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
The fund is 100% no-load, so you pay no up-front sales charges (loads) to buy or sell shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
The costs of operating the fund are deducted from fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your fund investment.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

Management Fee(1)                                    0.75%
12b-1 Fee                                            0.25%
Other Expenses(2)                                    0.74%
Total Annual Fund Operating Expenses                 1.74%

(1) THE FUND HAS A BREAKPOINT SCHEDULE UNDER WHICH THE MANAGEMENT FEE WILL DECREASE WHEN FUND ASSETS REACH A DESIGNATED LEVEL.
(2) BASED ON  ESTIMATED AMOUNTS FOR THE 2001 FISCAL PERIOD.

EXAMPLE: This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 YEAR               3 YEARS
-------------------- -----------------
$177                 $548


WHO ARE THE FUND'S INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?

Strong Capital Management, Inc. (Strong) is the investment advisor for the fund. Strong provides investment management services for mutual funds and other investment portfolios representing assets, as of February 28, 2001, of over $43 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, several of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.

As compensation for its advisory services, the fund pays Strong a monthly management fee at the annual rate specified below of the average daily net asset value of the fund. From time to time, Strong may voluntarily waive all or a portion of the management fee for the fund.

AVERAGE DAILY NET ASSET VALUE              ANNUAL MANAGEMENT FEE RATE
------------------------------------------ ------------------------------------
For assets under $4 billion                             0.75%
For the next $2 billion in assets                       0.725%
For assets $6 billion and above                         0.70%

The following individuals are the fund's portfolio managers.

D. PAUL BERG co-manages the ENDEAVOR FUND. Mr. Berg has over seven years of investment experience and is a Chartered Financial Analyst. He joined Strong in October 2000 and has co-managed the ENDEAVOR FUND since its inception in April 2001. From December 1999 to October 2000, Mr. Berg was employed at Conseco Capital Management, Inc. as a portfolio manager. From September 1997 to November 1999, he was a research analyst at Friess Associates, Inc. and from June 1993 to July 1997 he was a senior analyst at Morgan Keegan, Inc. Mr. Berg received his bachelors degree in Business Administration from Colorado State University in 1991 and his Masters of Business Administration from Owen Graduate School of Management, Vanderbilt University in 1993.

THOMAS J. PENCE co-manages the ENDEAVOR FUND. He has over nine years of investment experience and is a Chartered Financial Analyst. He joined Strong in October 2000 as an equity portfolio manager and has co-managed the ENDEAVOR FUND since its inception in April 2001. From June 1992 to October 2000, Mr. Pence was an equity portfolio manager at Conseco Capital Management, Inc. From 1987 to June 1991, Mr. Pence was Director of Development at The Forum Group. Mr. Pence received his bachelors degree in Business from Indiana University in 1983 and his Masters of Business Administration in Finance from the University of Notre Dame in 1986.

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

To a limited  extent,  the fund may  participate in the initial public  offering
(IPO) market. When a fund is small, IPOs may greatly increase the fund's total returns. But, as the fund grows larger, the fund is unlikely to achieve the same level of returns from IPOs. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies.

YOUR ACCOUNT

DISTRIBUTION FEES

The Strong Funds have adopted a Rule 12b-1 distribution plan for the fund. Under the distribution plan, the fund may make monthly payments to the fund's distributor at the annual rate of 1.00% of the average daily net assets of the fund attributable to its Investor Class shares. However, under the Distribution Agreement for the Investor Class shares, payments to the fund's distributor under the distribution plan are currently limited to payment at an annual rate equal to 0.25% of average daily net assets attributable to Investor Class shares. Such payments may be made for distribution-related services and other services that are primarily intended to result in the sale of Investor Class shares of the fund. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Investor Class shares of the fund and may cost more than other types of sales charges.

SHARE PRICE

Your transaction price for buying, selling, or exchanging shares is the net asset value per share (NAV). NAV is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m. Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.

NAV is based on the market value of the securities in a fund's portfolio. If market prices are not available, NAV is based on a security's fair value as determined in good faith by us under the supervision of the Board of Directors of the Strong Funds.

((Side Box))
---------------------------------------------------------------
We determine a fund's share price or NAV by dividing its net assets (the value of the investments, cash, and other assets minus the liabilities) by the number of shares outstanding.
---------------------------------------------------------------

FOREIGN SECURITIES
Some of the fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the fund's NAV may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate a fund's NAV. Events affecting the values of portfolio securities that occur between the time a foreign exchange assigns a price to the portfolio securities and the time when we calculate a fund's NAV generally will not be reflected in the fund's NAV. These events will be reflected in the fund's NAV when we, under the supervision of the Board of Directors of the Strong Funds, determine that they would have a material effect on the fund's NAV.

BUYING SHARES

INVESTMENT MINIMUMS: When buying shares, you must meet the following investment minimum requirements.

                                             INITIAL INVESTMENT MINIMUM           ADDITIONAL INVESTMENT MINIMUM
-------------------------------------------- ------------------------------------ -------------------------------------
Regular accounts                             $2,500                               $50
-------------------------------------------- ------------------------------------ -------------------------------------
Education IRA accounts                       $500                                 $50
-------------------------------------------- ------------------------------------ -------------------------------------
Other IRAs and UGMA/UTMA accounts            $250                                 $50
-------------------------------------------- ------------------------------------ -------------------------------------
SIMPLE IRA, SEP-IRA, 403(b)(7), Keogh,       the lesser of $250 or $25 per month  $50
Pension Plan, and Profit Sharing Plan
accounts
------------------------------------------- ------------------------------------- -------------------------------------


PLEASE REMEMBER ...
o You cannot use an Automatic Investment Plan with an Education IRA.

o If you open a qualified retirement plan account where we or one of our alliance partners provides administrative services, there is no initial investment minimum.

BUYING INSTRUCTIONS You can buy shares in several ways.

MAIL
You can open or add to an account by mail with a check made payable to Strong. Send it to the address listed on the back of this prospectus, along with your account application (for a new account) or an Additional Investment Form (for an existing account).

EXCHANGE OPTION
Sign up for the exchange option when you open your account. To add this option to an existing account, visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 for a Shareholder Account Options Form.

((Side Box))

                  QUESTIONS?
              Call 1-800-368-3863
                24 hours a day
                 7 days a week

EXPRESS PURCHASESM
You can make additional investments to your existing account directly from your bank account. If you didn't establish this option when you opened your account, visit the Account Services area at WWW.STRONG.COM or call us at 1-800-368-3863 for a Shareholder Account Options Form.

STRONG DIRECT(R)
You can use Strong Direct(R) to add to your investment from your bank account or to exchange shares between Strong Funds by calling 1-800-368-1050. See "Services for Investors" for more information.

STRONG ONLINE ACCOUNT ACCESS
You can use Strong online account access at WWW.STRONG.COM to add to your investment from your bank account or to exchange shares between Strong Funds. See "Services for Investors" for more information.

INVESTOR CENTERS
You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 for hours, directions, and the location of our other Investor Centers.

WIRE
Call 1-800-368-3863 for instructions before wiring funds either to open or add to an account. This helps to ensure that your account will be credited promptly and correctly.

AUTOMATIC INVESTMENT SERVICES
See "Services for Investors" for detailed information on all of our automatic investment services. You can sign up for these services when you open your account or you can add them later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 for the appropriate form.

BROKER-DEALER
You may purchase shares through a broker-dealer or other intermediary, who may charge you a fee. Broker-dealers, including the fund's distributor, and other intermediaries may also from time to time sponsor or participate in promotional programs pursuant to which investors receive incentives for establishing with the broker-dealer or intermediary an account and/or for purchasing shares of the Strong Funds through the account(s). Investors should contact the broker-dealer or intermediary and consult the Statement of Additional Information for more information about promotional programs.

PLEASE REMEMBER . . .
o We only accept checks payable to Strong.

o We do not accept cash, third-party checks, credit card convenience checks, or checks drawn on banks outside the U.S.

o You will be charged $20 for every check, wire, or Electronic Funds Transfer returned unpaid.

SELLING SHARES

You can access the money in your account by selling (also called redeeming) some or all of your shares by one of the methods below. After your redemption request is accepted, we normally send you the proceeds on the next business day.

SELLING INSTRUCTIONS
You can sell shares in several ways.

MAIL
Write a letter of instruction. It should specify your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of the owners (or other authorized persons), and your mailing address. Then, mail it to the address listed on the back of this prospectus.

REDEMPTION OPTION
Sign up for the redemption option when you open your account or add it later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 to request a Shareholder Account Options Form. With this option, you may sell shares by phone or via the Internet and receive the proceeds in one of three ways:

(1) We can mail a check to your account's address. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.

(2) We can transmit the proceeds by Electronic Funds Transfer to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption.

(3) For a $10 fee, we can transmit the proceeds by wire to a properly pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.

STRONG DIRECT(R)
You can redeem shares through Strong Direct(R) at 1-800-368-1050. See "Services for Investors" for more information.

STRONG ONLINE ACCOUNT ACCESS
You can use Strong online account access at WWW.STRONG.COM to redeem shares. See "Services for Investors" for more information.

INVESTOR CENTERS
You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 for hours, directions, and the location of our other Investor Centers.

SYSTEMATIC WITHDRAWAL PLAN
You can set up automatic withdrawals from your account at regular intervals. You can sign up for this service when you open your account, or you can add it later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 for the appropriate form. See "Services for Investors" for more information on this service and other automatic investment and withdrawal services.

BROKER-DEALER
You may sell shares through a broker-dealer or other intermediary, who may charge you a fee.

PLEASE REMEMBER ...
o If you recently purchased shares, the payment of your redemption proceeds may be delayed by up to 10 days to allow the purchase check or electronic transaction to clear.

o  Some transactions and requests require a signature guarantee.

o If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must sign the certificates and all signatures must be guaranteed.

o With an IRA (or other retirement account), you will be charged (1) a $10 annual account maintenance fee for each account up to a maximum of $30 and
   (2) a $50 fee for transferring assets to another custodian or for closing an account.

o If you sell shares out of a non-IRA retirement account and you are eligible to roll the sale proceeds into another retirement plan, we will withhold for federal income tax purposes a portion of the sale proceeds unless you transfer all of the proceeds to an eligible retirement plan.

((Side Box))
------------------------------------------------------
There may be special distribution requirements that apply to retirement accounts. For instructions on:
o   Roth and Traditional IRA accounts, call 1-800-368-3863, and
o SIMPLE IRA, SEP-IRA, 403(b)(7), Keogh, Pension Plan, Profit Sharing Plan, or 401(k)Plan accounts, call 1-800-368-2882.
------------------------------------------------------

((Side Box))
------------------------------------------------------
SIGNATURE GUARANTEES help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a signature guarantee on written redemption requests for more than $100,000. You can obtain a signature guarantee for a nominal fee from most banks, brokerage firms, and other financial institutions. A notary public stamp or seal cannot be substituted for a signature guarantee.
------------------------------------------------------

ADDITIONAL POLICIES

DEPOSIT OF UNSPECIFIED CHECKS
When you do not clearly indicate the fund that you would like to purchase, we will deposit the check into the Strong Money Market Fund until you clarify your investment decision.

HOUSEHOLDING
To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household. You can call us at 1-800-368-3863, or write to us at the address listed on the back of this prospectus, to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.

INVESTING THROUGH A THIRD PARTY
If you invest through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction fees and may set different investment minimums or limitations on buying or selling shares. Consult a representative of your plan or financial institution for details.

LOW BALANCE ACCOUNT FEE
Because of the high cost of maintaining small accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to shareholders whose combined Strong Funds assets total $100,000 or more. We may waive the fee, in our discretion, in the event that a significant market correction lowers an account balance below the account's initial investment minimum.

MARKET TIMERS
The fund will consider the following factors to identify market timers: shareholders who have (1) requested an exchange out of the fund within 30 days of an earlier exchange request, (2) exchanged shares out of a fund more than twice in a calendar quarter, (3) exchanged shares equal to at least $5 million or more than 1% of a fund's net assets, or (4) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for purposes of these limits.

PURCHASES IN KIND
You may, if we approve, purchase shares of the fund with securities that are eligible for purchase by the fund (consistent with the fund's investment restrictions, policies, and goals) and that have a value that is readily ascertainable in accordance with the fund's valuation policies.

TELEPHONE AND ELECTRONIC TRANSACTIONS
We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine. We may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone or electronically, provided we reasonably believe the instructions were genuine. To safeguard your account, please keep your Strong Direct(R) and Strong online account access passwords confidential. Contact us immediately if you believe there is a discrepancy between a transaction you performed and the confirmation statement you received, or if you believe someone has obtained unauthorized access to your account or password.

During times of unusual market activity, our phones may be busy and you may experience a delay placing a telephone request. During these times, consider trying Strong Direct(R), our 24-hour automated telephone system, by calling 1-800-368-1050, or Strong online account access at WWW.STRONG.COM. Please remember that you must have telephone redemption as an option on your account to redeem shares through Strong Direct(R) or Strong online account access.

VERIFICATION OF ACCOUNT STATEMENTS
You should contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The statement will be deemed correct if we do not hear from you within those 60 days.

DISTRIBUTIONS

DISTRIBUTION POLICY
To the extent they are available, the fund generally pays you dividends from net investment income and distributes any net capital gains that it realizes annually.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, the fund may reinvest into your account uncashed distribution checks that remain outstanding for six months or more. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.


TAXES

TAXABLE DISTRIBUTIONS
Any net investment income and net short-term capital gains distributions you receive are generally taxable as ordinary dividend income at your income tax rate. Distributions of net capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them.

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------------------------------------------------------
Generally, if your investment is in a Traditional IRA or other TAX-DEFERRED ACCOUNT, your dividends and distributions will not be taxed at the time they are paid, but instead at the time you withdraw them from your account.
------------------------------------------------------

RETURN OF CAPITAL
If your fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you. A return of capital may be treated as a sale of your shares. It may also reduce the cost basis of your shares.

YEAR-END STATEMENT
To assist you in tax preparation, after the end of each calendar year, we send you a statement of your fund's ordinary dividends and net capital gains distributions (Form 1099).

BACKUP WITHHOLDING
By law, we must withhold 31% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or tax identification number.

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-------------------------------------------------------
Unless your investment is in a tax-deferred retirement account such as an IRA, YOU MAY WANT TO AVOID:
o Investing a large amount in a fund close to the end of the calendar year. If the fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.
o Selling shares of a mutual fund at a loss if you have purchased additional shares of the same fund within 30 days prior to the sale or if you plan to purchase additional shares of the same fund within 30 days following the sale. This is called a wash sale and you will not be allowed to claim a tax loss on this transaction.
-------------------------------------------------------

Because everyone's tax situation is unique, you should consult your tax professional for assistance.

SERVICES FOR INVESTORS

We provide you with a variety of services to help you manage your investment. For more details, call 1-800-368-3863, 24 hours a day, 7 days a week. These services include:

STRONG DIRECT(R) AUTOMATED TELEPHONE SYSTEM
Our 24-hour automated response system enables you to use a touch-tone phone to access current share prices, to access fund and account information, and to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services, by calling 1-800-368-1050. Passwords help to protect your account information.

STRONG.COM
Visit us online at WWW.STRONG.COM to access your fund's performance and portfolio holding information. In addition to general information about investing, our web site offers daily performance information, portfolio manager commentaries, and information on available account options.

STRONG ONLINE ACCOUNT ACCESS
If you are a shareholder, you may access your account information 24 hours a day from your personal computer at WWW.STRONG.COM. Strong online account access allows you to view account history, account balances, and recent dividend activity, as well as to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services. Additional planning tools and market information are also available. Encryption technology and passwords help to protect your account information. You may register to use Strong online account access at WWW.STRONG.COM.

STRONGMAIL
If you register for StrongMail at WWW.STRONGMAIL.COM, you will receive your fund's closing price by e-mail each business day. In addition, StrongMail offers market news and updates throughout the day.

STRONG EXCHANGE OPTION
You may exchange shares of a fund for shares of another Strong Fund, either in writing, by telephone, or through your personal computer, if the accounts are identically registered (with the same name, address, and taxpayer identification number). Please ask us for the appropriate prospectus and read it before investing in any of the Strong Funds. Remember, an exchange of shares of one Strong Fund for those of another Strong Fund is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Some Strong Funds into which you may want to exchange may charge a redemption fee of 0.50% to 1.00% on the sale of shares held for less than 6 to 12 months. Purchases by exchange are subject to the investment requirements and other criteria of the fund or class purchased.

STRONG AUTOMATIC INVESTMENT SERVICES
You may invest or redeem automatically in the following ways, some of which may be subject to additional restrictions or conditions.

o  AUTOMATIC INVESTMENT PLAN (AIP)
   This plan allows you to make regular, automatic investments from your bank checking or savings account.

o  AUTOMATIC EXCHANGE PLAN
   This plan allows you to make regular, automatic exchanges from one eligible Strong Fund to another.

o  AUTOMATIC DIVIDEND REINVESTMENT
   Your dividends and capital gains will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account.

o  PAYROLL DIRECT DEPOSIT PLAN
   This plan allows you to send all or a portion of your paycheck, Social Security check, military allotment, or annuity payment to the Strong Funds of your choice.

o  SYSTEMATIC WITHDRAWAL PLAN
   This plan allows you to redeem a fixed sum from your account on a regular basis. Payments may be sent electronically to a bank account or as a check to you or anyone you properly designate.

STRONG RETIREMENT PLAN SERVICES
We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:

o INDIVIDUAL RETIREMENT PLANS, including Traditional IRAs and Roth IRAs, call 1-800-368-3863.

o QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP-IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 1-800-368-2882.

SOME OF THESE SERVICES MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS OR CONDITIONS. CALL 1-800-368-3863 FOR MORE INFORMATION.

RESERVED RIGHTS

We reserve the right to:

o Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone and Strong online account redemption privileges, for any reason.

o Reject any purchase request for any reason including exchanges from other Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a fund (due to the timing of the investment or an investor's history of excessive trading).

o    Change the minimum or maximum investment amounts.

o Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, excessive trading, or during unusual market conditions).

o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the fund's assets. Generally, redemption in kind is used when large redemption requests may cause harm to the fund and its shareholders.

o Close any account that does not meet minimum investment requirements. We will give you notice and 60 days to increase your balance to the required minimum.

o    Waive the initial investment minimum at our discretion.

o Reject any purchase or redemption request that does not contain all required documentation.

o    Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information will be available in the annual and semi-annual report to shareholders. When available, these reports will contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies and techniques. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

TO REQUEST INFORMATION OR TO ASK QUESTIONS:

BY TELEPHONE                                         FOR HEARING-IMPAIRED (TDD)
1-414-359-1400 or 1-800-368-3863                     1-800-999-2780

BY MAIL                                              BY OVERNIGHT DELIVERY
Strong Funds                                         Strong Funds
P.O. Box 2936                                        900 Heritage Reserve
Milwaukee, WI 53201-2936                             Menomonee Falls, WI 53051

ON THE INTERNET                                      BY E-MAIL
View online or download documents:                   SERVICE@ESTRONG.COM
Strong Funds: WWW.STRONG.COM
SEC*: www.sec.gov

This prospectus is not an offer to sell securities in places other than the United States and its territories.

*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE COMMISSION AT 1-202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE COMMISSION'S INTERNET SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE COMMISSION'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN ELECTRONIC REQUEST TO THE FOLLOWING E-MAIL ADDRESS: PUBLICINFO@SEC.GOV.


Strong Endeavor Fund, a series of Strong Opportunity Fund, Inc.,
SEC file number: 811-3793